<FILENAME>ims091605auditor_ex16-1.txt
                                                                    EXHIBIT 16.1

Smith & Gesteland
8383 Greenway Blvd
Madison, WI 53701-1764


September 16, 2005


Securities and Exchange Commission
Attn:  Office of the Chief Accountant
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen and ladies:

   We have read the text of Item 4 included in the Amended Form 8-K dated September 16, 2005, of International Monetary Systems, Ltd. to be filed with the Securities and Exchange Commission. We concur with the statements contained therein concerning our firm and our relationships and interactions with International Monetary Systems, Ltd.

                                       Very truly yours,

                                       SMITH & GESTELAND, LLP

                               By: /s/ SMITH & GESTELAND, LLP
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